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                                                                   EXHIBIT 10.14

                                                                      [PIPELINE]
                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 18th day of March, 1999, by and among ALL AMERICAN PIPELINE, L.P. ("All American" or "Borrower"), PLAINS MARKETING, L.P. ("Marketing"), PLAINS ALL AMERICAN PIPELINE, L.P. ("Plains MLP"), ING (U.S.) CAPITAL LLC, successor in interest to ING (U.S.) CAPITAL CORPORATION, as Administrative Agent (in such capacity, "Administrative Agent"), BANCBOSTON ROBERTSON STEPHENS INC., as documentation agent (in such capacity, "Documentation Agent") and the Lenders a party hereto.

                              W I T N E S S E T H:

     WHEREAS, Borrower, Marketing, Plains MLP, Administrative Agent, Syndication Agent, Documentation Agent and Lenders entered into that certain Credit Agreement dated as of November 17, 1998 (as amended, restated, or supplemented to the date hereof, the "Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to Borrower as therein provided; and

     WHEREAS, Borrower, Marketing, Plains MLP, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders a party hereto desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                    ARTICLE I. -- Definitions and References

     (S) 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

          "Amendment" means this First Amendment to Credit Agreement.

          "Amendment Documents" means this Amendment.

          "Credit Agreement" means the Original Agreement as amended hereby.

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                           ARTICLE II. -- Amendments

     (S) 2.1. Definitions. The definition of "Permitted Investments" set forth in Section 1.1 of the Original Agreement is hereby amended by replacing "and
(d)" with ", (d)" and adding a new clause (e) at the end thereof, to read as follows:

     and (e) Investments directly or indirectly by Restricted Persons in Unrestricted Subsidiaries in an aggregate amount not to exceed, at any one time outstanding, the sum of (i) $25,000,000, plus (ii) the lesser of $40,000,000 or the amount, if any, of Investments of cash in Restricted Persons by General Partner or by PAAI LLC (less any amount of such Investment returned) at the time in question, provided such Investment of cash was made during the period from March 1, 1999 through December 31, 1999.

     The definition of "Restricted Person" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Restricted Person" means any of Plains MLP and each Subsidiary of Plains MLP, including but not limited to Borrower, Marketing and each Subsidiary of Borrower and/or Marketing, but excluding Unrestricted Subsidiaries.

     The definition of "Subsidiary" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than fifty percent by such Person; provided, however, that no Unrestricted Subsidiary shall be deemed a "Subsidiary" of Borrower or Plains MLP for purposes of any Loan Document except as provided in Section 7.16.

     The following definition of "Unrestricted Subsidiary" is hereby added to
Section 1.1 of the Original Agreement immediately following the definition of "Type":

          "Unrestricted Subsidiary" shall have the meaning given it in Section 7.16.

     (S) 2.2.  Use of Proceeds.  Clause (iii) of the first sentence of Section
2.4 of the Original Agreement is hereby amended in its entirety to read as follows:

          (iii) all Revolver Loans not designated as Working Capital Loans pursuant to Section 2.2(c) to finance capital expenditures of any Restricted Person, to pay reimbursement obligations of Letters of Credit, to provide working capital for operations and for other general business purposes, including acquisitions, but not to pay distributions to partners of Restricted Persons; provided, Borrower may use up to $25,000,000 of the proceeds of Revolver Loans to make Investments in to Marketing, provided Marketing contemporaneously therewith uses the full amount of such Investments to make "Permitted Investments" as described in clause (e)(i) of the definition of such term.

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     (S) 2.3.  Agreements to Deliver Security Documents.  Section 6.14 of the
Original Agreement is hereby amended by adding to such section the following sentence:

     "In no event shall any Restricted Person be required to grant a Lien in favor of Administrative Agent for the benefit of Lenders encumbering such Restricted Person's ownership interest in any Unrestricted Subsidiary."

     (S) 2.4. Unrestricted Subsidiaries. Article VII of the Original Agreement is hereby amended by adding a new Section 7.16 at the end thereof, to read as follows:

          Section 7.16 Unrestricted Subsidiaries. Marketing may form one direct Subsidiary (such Subsidiary, and each of its Subsidiaries, each an "Unrestricted Subsidiary"), which Unrestricted Subsidiaries shall be subject to the following:

     (a) Subject to subsection (d) below, no Unrestricted Subsidiary shall be deemed to be a "Restricted Person" or a "Subsidiary" of Marketing or Plains MLP for purposes of this Agreement or any other Loan Document, and no Unrestricted Subsidiary shall be subject to or included within the scope of any provision herein or in any other Loan Document, including without limitation any representation, warranty, covenant or Event of Default herein or in any other Loan Document, except as set forth in this Section 7.16.

     (b) No Restricted Person shall guarantee or otherwise become liable in respect of any Liability or other obligation of, grant any Lien on any of its property to secure any Liability or other obligation of, make any Investment in (except as described in clause (e) of the definition of Permitted Investments), or provide any other form of credit support to, any Unrestricted Subsidiary, and no Restricted Person shall enter into (i) any management contract or agreement with any Unrestricted Subsidiary, except upon the prior written consent of Majority Lenders, not to be unreasonably withheld, or (ii) any other contract or agreement with any Unrestricted Subsidiary, except in the course of ordinary business on terms no less favorable to such Restricted Person, as applicable, than could be obtained in a comparable arm's length transaction with a non-Affiliate of such Restricted Person.

     (c) No Unrestricted Subsidiary shall enter into any contract or agreement to acquire, or acquire any property, except upon the prior approval of Majority Lenders with respect to (i) existing or potential environmental or litigation liabilities and (ii) satisfaction as to any governmental approval as required which in any event or in the aggregate could cause a Material Adverse Change.

     (d) If any Unrestricted Subsidiary shall fail to consummate one or more acquisitions of property as of December 31, 1999 with a fair market value equal to or greater than the amount of Investments made in such Unrestricted Subsidiaries by General Partner, PAAI LLC, or Restricted Persons pursuant to clause (e) of the definition of Permitted Investments as of December

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          31, 1999, then on and after December 31, 1999 each Unrestricted
          Subsidiary shall be deemed to be a "Subsidiary" of Marketing for purposes of this Agreement and shall be subject to the terms and conditions hereof.

     (e) Borrower shall at all times maintain the separate existence of each Unrestricted Subsidiary.

                  ARTICLE III. -- Conditions of Effectiveness

     (S) 3.1.    Effective Date.  This Amendment shall become effective as of the date first above written when and only when Administrative Agent shall have received, at Administrative Agent's office, a counterpart of this Amendment executed and delivered by Borrower, Marketing, Plains MLP, Administrative Agent, Syndication Agent, Documentation Agent and Majority Lenders.

                 ARTICLE IV. -- Representations and Warranties

     (S) 4.1.    Representations and Warranties of Plains MLP and Borrower.  In
order to induce Administrative Agent and Lenders to enter into this Amendment, Plains MLP and Borrower represent and warrant to Administrative Agent and each Lender that:

          (a) The representations and warranties contained in Article V of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto and except to the extent that such representation and warranty was made as of a specific date.

          (b) Each Restricted Person is duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by each Restricted Person of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by each Restricted Person of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Restricted Person, except in favor of Administrative Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of this Amendment or any other

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     Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Loan Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of each Restricted Person, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous

     (S) 5.1.    Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     (S) 5.2.    Ratification of Security Documents.  Restricted Persons,
Administrative Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which any Restricted Person is a party. Each Restricted Person hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the such Restricted Person described as Collateral in any Security Document.

     (S) 5.3.    Survival of Agreements.  All representations, warranties,
covenants and agreements of the Restricted Persons herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder, under the other Amendment Documents or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

     (S) 5.4.    Loan Documents.  This Amendment and each of the other Amendment
Documents is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     (S) 5.5.    GOVERNING LAW.  THIS AMENDMENT AND THE OTHER AMENDMENT
DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN

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ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE
UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     (S) 5.6.    Counterparts.  This Amendment and each of the other Amendment
Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              ALL AMERICAN PIPELINE, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                              its general partner

                              By:   /s/ Michael R. Patterson
                                 ----------------------------
                                 Name:  Michael R. Patterson
                                 Title: Senior Vice President and
                                        General Counsel


                              PLAINS MARKETING, L.P.

                              By:   PLAINS ALL AMERICAN INC.,
                              its general partner

                              By:   /s/ Michael R. Patterson
                                 ----------------------------
                                 Name:  Michael R. Patterson
                                 Title: Senior Vice President and
                                        General Counsel


                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By:   /s/ Michael R. Patterson
                                 ----------------------------
                                 Name:  Michael R. Patterson
                                 Title: Senior Vice President and
                                        General Counsel

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                              ING (U.S.) CAPITAL LLC,
                              Administrative Agent and a Lender

                              By:  /s/ Peter Y. Clinton
                                 -----------------------
                                 Name:  Peter Y. Clinton
                                 Title: Senior Vice President


                              ING BARING FURMAN SELZ LLC,
                              Syndication Agent

                              By:
                                 -----------------------
                                 Name:
                                 Title:

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                              BANKBOSTON, N.A., LC Issuer and Lender

                              By: /s/ Terrence Ronan
                                 -----------------------
                                 Terence Ronan, Director


                              BANCBOSTON ROBERTSON STEPHENS INC., Documentation Agent

                              By: /c/ Richard J. Makin
                                 ----------------------------------
                                 Richard J. Makin, Managing Director

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                              FIRST UNION NATIONAL BANK, Lender

                              By:   /s/ Robert R. Wetteroff
                                 --------------------------
                                 Name:  Robert R. Wetteroff
                                 Title: Senior Vice President

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                              DEN NORSKE BANK ASA, Lender

                              By:   /s/ J.  Morten Kreutz
                                 ------------------------
                                 Name:  J.  Morten Kreutz
                                 Title: Vice President

                              By:   /s/ William V. Moyer
                                 ------------------------
                                 Name:  William V.  Moyer
                                 Title: Senior Vice President

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                              MEESPIERSON CAPITAL CORP., Lender

                              By:   /s/ Deirdre M. Sanborn
                                 --------------------------
                                 Name:  Deirdre M. Sanborn
                                 Title: Assistant Vice President

                              By:   /s/ D. Thomas Abbott
                                 ------------------------
                                 Name:  D. Thomas Abbott
                                 Title: Chairman

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                              BANK OF SCOTLAND, Lender

                              By:  /s/ Annie Chin Tat
                                 ---------------------
                                 Name:  Annie Chin Tat
                                 Title: Senior Vice President

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                              CREDIT AGRICOLE INDOSUEZ, Lender

                              By:   /s/ David Bouhl
                                 ------------------
                                 Name:  David Bouhl
                                 Title: First Vice President, Managing Director

                              By:   /s/ Katherine L. Abbott
                                 ---------------------------
                                 Name:  Katherine L. Abbott
                                 Title: First Vice President

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                              UNION BANK OF CALIFORNIA, N.A., Lender

                              By:   /s/ Dustin Gaspari
                                 ---------------------
                                 Name:  Dustin Gaspari
                                 Title: Assistant Vice President

                              By:   /s/ Carl Stutzman
                                 --------------------
                                 Name:  Carl Stutzman
                                 Title: Senior Vice President and Manager

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                                 HIBERNIA NATIONAL BANK, Lender

                                 By: /s/ Tammy Angelety
                                 -------------------------
                                 Name:  Tammy Angelety
                                 Title: Vice President

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